UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual

Repor t

Legg Mason BW

Diversified

Large Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Diversified Large Cap Value Fund

Fund objective

The Fund seeks long-term capital appreciation.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

October 28, 2011

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, U.S. equities produced a modest gain.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While stocks generated strong results over the first seven months of the reporting

IV	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary (cont’d)

period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

As discussed, there was a dramatic difference in the return of the stock market as the reporting period progressed. Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), returned 20.79% during the first seven months of the reporting period. During that time, the market was supported by generally strong investor demand and corporate profits that were often better-than-expected. With risk appetite being replaced with risk aversion, the Index then fell 16.26% over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 1.14% over the reporting period.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the twelve months ended September 30, 2011, with the large-cap Russell 1000 Indexvi returning 0.91%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned -0.88% and -3.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 3.39% and -2.22%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

October 28, 2011

Legg Mason BW Diversified Large Cap Value Fund	V

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Normally, the Fund invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, based on both quantitative and fundamental analysis. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. While the Fund is newly launched, we have managed other investment products with substantially similar investment strategies. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. Focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Correlations across asset classes and equity styles increased throughout most of the year as risk trades were put back on (until recently) aided by the government backstop program of quantitative easing. Once the QE2 funds dried up, the pricing support levels were removed and riskier assets sold off in reaction to the European sovereign debt crisis and lackluster global and domestic economic data. So just that quickly, the artificial kick start of governmental intervention turned out to be nothing more than “kicking the can” down the road. The year was marked by natural disasters of monumental proportions in the Far East and Australia. In Japan, the tragedies were magnified by a nuclear meltdown. We saw during the past year how the low-quality rally subsided as the rotation to the “risk off” trade translated into a focus on companies with healthier balance sheets and the potential for earnings growth. With the focus shifting to higher-quality, higher-yielding companies also benefited and their relative valuations to fixed-income investments improved given the further drop in interest rates. This emphasis on higher-quality was particularly true during the recent wide scale market sell-off as the contagion effect of the European banking crisis increased the probability of a recession in the United States. Thus far, we have seen a slowdown in economic growth and have yet to see a recovery in jobs or the housing market, but thankfully also have not seen economic growth turn negative.

2	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We stuck with our discipline, which hurt performance during the first few months of the Fund year since our higher-quality tilt in the portfolio suffered in the last burst of low-quality outperformance. However, the lower-quality or junk rally subsided and many of those companies we did not own underperformed substantially over the next nine months. Using return on equity as a measure of quality, the portfolio was positioned more heavily in sectors with higher earnings quality, strong balance sheets and high corporate profits, such as Information Technology (“IT”), Consumer Staples and Health Care.

Performance review

For the twelve months ended September 30, 2011, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned 1.35%. The Fund’s unmanaged benchmark, the Russell 1000 Value Indexi, returned -1.89% for the same period. The Lipper Large Cap Value Funds Category Average1 returned -3.54% over the same time frame.

Performance Snapshot as of September 30, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	-12.88%	1.35%
Class C	-13.26%	0.50%
Class I	-12.76%	1.62%
Class IS	-12.76%	1.72%
Russell 1000 Value Index	-16.62%	-1.89%
Lipper Large Cap Value Funds Category Average[1]	-17.48%	-3.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2011, the gross total annual operating expense ratios for Class A, Class C, Class I and Class IS shares were 1.46%, 2.21%, 1.11% and 1.01%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 522 funds for the six-month period and among the 501 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	3

average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Having a higher-quality tilt to the portfolio helped performance during these past twelve months. In particular, being underweight the lower-quality Banks and Diversified Financial companies helped on a relative basis as the European debt crisis again had a negative impact on these companies as the global banking system was threatened. These companies already have a more muted earnings outlook due to new regulations arising from our own banking crisis two years ago and the impact to earnings growth from higher capital requirements. IT, Health Care and Energy were sources of strength in the portfolio as our holdings were dominated by companies with strong balance sheets, good cash reserves and high profits.

Q. What were the leading detractors from performance?

A. Being underweight Utilities hurt during the year as higher-yielding companies have performed very strongly during this time period and defensively during the down drafts in the market. In addition, being overweight Capital Goods companies hurt as high unemployment and signs of slowing global economic growth hurt these economically-sensitive companies. Aerospace & Defense companies have been impacted by the concerns of bringing the burgeoning government deficits under control resulting in reductions in defense and smaller government contracts going forward.

Q. Were there any significant changes to the Fund during the reporting period?

A. As far as adhering to our investment discipline for the Fund, the answer is we had no significant deviations. We continue to maintain a portfolio of lower valuation large-capitalization companies with attractive characteristics. From a sector rotation basis within the portfolio we continued to steadily increase our exposure to IT and Health Care during the year as the fundamentals continued to improve but without an outsized expansion in valuations. We moved out of Energy stocks earlier in the year and have recently started to cycle back into them after oil dropped substantially during the past three months over fears of slowing demand as global growth has stalled and the concern that governmental austerity measures will also negatively impact demand in the near term. We reduced our weighting to Consumer Discretionary substantially for the first time in quite some time and are now only slightly overweight the sector. Likewise within Consumer Staples, we moved from a healthy overweight at the beginning of the year to a net underweight position.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

4	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment Management, LLC

October 18, 2011

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2011 were: Health Care (17.8%), Financials (16.1%), Energy (12.4%), Information Technology (12.3%) and Industrials (11.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-12.88%	$1,000.00	$871.20	1.30%	$6.10	Class A	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Class C	-13.26	1,000.00	867.40	2.05	9.60	Class C	5.00	1,000.00	1,014.79	2.05	10.35
Class I	-12.76	1,000.00	872.40	0.95	4.46	Class I	5.00	1,000.00	1,020.31	0.95	4.81
Class IS	-12.76	1,000.00	872.40	0.85	3.99	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/11	1.35%	0.50%	1.62%	1.72%
Inception* through 9/30/11	5.37	4.55	5.72	5.82

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/11	-4.45%	-0.50%	1.62%	1.72%
Inception* through 9/30/11	-0.31	4.55	5.72	5.82

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/11)	5.74%
Class C (Inception date of 9/7/10 through 9/30/11)	4.86
Class I (Inception date of 9/7/10 through 9/30/11)	6.11
Class IS (Inception date of 9/7/10 through 9/30/11)	6.21

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, I and IS shares is September 7, 2010.

8	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2011

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	9

Schedule of investments

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 98.9%
Consumer Discretionary — 8.9%
Diversified Consumer Services — 0.2%
Apollo Group Inc., Class A Shares	5,300	$209,933	*
DeVry Inc.	5,500	203,280
H&R Block Inc.	24,800	330,088
Total Diversified Consumer Services		743,301
Hotels, Restaurants & Leisure — 0.6%
Darden Restaurants Inc.	14,500	619,875
Hyatt Hotels Corp., Class A Shares	13,500	423,495	*
Wyndham Worldwide Corp.	51,700	1,473,967
Total Hotels, Restaurants & Leisure		2,517,337
Household Durables — 0.3%
D.R. Horton Inc.	26,500	239,560
Jarden Corp.	3,600	101,736
Lennar Corp., Class A Shares	13,100	177,374
Mohawk Industries Inc.	9,700	416,227	*
Toll Brothers Inc.	16,400	236,652	*
Total Household Durables		1,171,549
Leisure Equipment & Products — 0.2%
Hasbro Inc.	5,300	172,833
Mattel Inc.	30,000	776,700
Total Leisure Equipment & Products		949,533
Media — 5.7%
CBS Corp., Class B Shares	172,000	3,505,360
Comcast Corp., Class A Shares	276,800	5,785,120
DISH Network Corp., Class A Shares	33,600	842,016	*
News Corp., Class A Shares	224,200	3,468,374
Omnicom Group Inc.	22,600	832,584
Time Warner Inc.	151,900	4,552,443
Viacom Inc., Class B Shares	96,500	3,738,410
Walt Disney Co.	73,000	2,201,680
Washington Post Co., Class B Shares	500	163,485
Total Media		25,089,472
Multiline Retail — 1.3%
Big Lots Inc.	6,000	208,980	*
J.C. Penney Co. Inc.	18,100	484,718
Kohl’s Corp.	24,400	1,198,040
Macy’s Inc.	84,400	2,221,408

See Notes to Financial Statements.

10	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Multiline Retail — continued
Sears Holdings Corp.	5,200	$299,104	*
Target Corp.	26,200	1,284,848
Total Multiline Retail		5,697,098
Specialty Retail — 0.6%
Advance Auto Parts Inc.	2,600	151,060
Best Buy Co. Inc.	14,500	337,850
CarMax Inc.	9,300	221,805	*
Foot Locker Inc.	11,600	233,044
GameStop Corp., Class A Shares	11,900	274,890	*
Gap Inc.	28,100	456,344
Lowe’s Cos. Inc.	49,400	955,396
Signet Jewelers Ltd.	6,900	233,220	*
Total Specialty Retail		2,863,609
Total Consumer Discretionary		39,031,899
Consumer Staples — 7.4%
Beverages — 0.4%
Coca-Cola Enterprises Inc.	12,700	315,976
Constellation Brands Inc., Class A Shares	22,600	406,800	*
Dr. Pepper Snapple Group Inc.	17,700	686,406
Molson Coors Brewing Co., Class B Shares	6,600	261,426
Total Beverages		1,670,608
Food & Staples Retailing — 4.7%
CVS Caremark Corp.	111,800	3,754,244
Kroger Co.	51,700	1,135,332
Sysco Corp.	47,100	1,219,890
Wal-Mart Stores Inc.	261,100	13,551,090
Walgreen Co.	35,900	1,180,751
Total Food & Staples Retailing		20,841,307
Food Products — 0.7%
Campbell Soup Co.	12,500	404,625
ConAgra Foods Inc.	32,900	796,838
Corn Products International Inc.	9,100	357,084
J.M. Smucker Co.	11,900	867,391
Smithfield Foods Inc.	13,300	259,350	*
Tyson Foods Inc., Class A Shares	30,800	534,688
Total Food Products		3,219,976
Tobacco — 1.6%
Altria Group Inc.	172,600	4,627,406

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	11

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Tobacco — continued
Reynolds American Inc.	60,900	$2,282,532
Total Tobacco		6,909,938
Total Consumer Staples		32,641,829
Energy — 12.4%
Energy Equipment & Services — 0.3%
Helmerich & Payne Inc.	4,400	178,640
National-Oilwell Varco Inc.	17,100	875,862
Tidewater Inc.	4,100	172,405
Total Energy Equipment & Services		1,226,907
Oil, Gas & Consumable Fuels — 12.1%
Chesapeake Energy Corp.	52,100	1,331,155
Chevron Corp.	206,200	19,077,624
ConocoPhillips	162,300	10,276,836
Devon Energy Corp.	34,100	1,890,504
Exxon Mobil Corp.	189,200	13,741,596
Marathon Oil Corp.	57,300	1,236,534
Occidental Petroleum Corp.	60,200	4,304,300
Plains Exploration & Production Co.	10,800	245,268	*
Sunoco Inc.	9,000	279,090
Tesoro Corp.	5,700	110,979	*
Valero Energy Corp.	45,400	807,212
Total Oil, Gas & Consumable Fuels		53,301,098
Total Energy		54,528,005
Exchange Traded Funds — 1.5%
iShares Trust — iShares Russell 1000 Value Index Fund	116,500	6,592,735
Financials — 16.1%
Capital Markets — 1.2%
Ameriprise Financial Inc.	20,900	822,624
BlackRock Inc.	6,700	991,667
Franklin Resources Inc.	18,100	1,731,084
Raymond James Financial Inc.	19,100	495,836
State Street Corp.	43,400	1,395,744
Total Capital Markets		5,436,955
Commercial Banks — 4.1%
BB&T Corp.	60,100	1,281,933
BOK Financial Corp.	6,000	281,340
CIT Group Inc.	17,400	528,438	*
Commerce Bancshares Inc.	7,600	264,100

See Notes to Financial Statements.

12	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Commercial Banks — continued
Cullen/Frost Bankers Inc.	2,500	$114,650
PNC Financial Services Group Inc.	45,700	2,202,283
U.S. Bancorp	169,500	3,990,030
Wells Fargo & Co.	389,400	9,392,328
Total Commercial Banks		18,055,102
Consumer Finance — 1.7%
American Express Co.	105,700	4,745,930
Capital One Financial Corp.	40,000	1,585,200
Discover Financial Services	44,200	1,013,948
Total Consumer Finance		7,345,078
Diversified Financial Services — 3.3%
JPMorgan Chase & Co.	429,500	12,936,540
Leucadia National Corp.	21,300	483,084
Nasdaq OMX Group Inc.	16,200	374,868	*
Principal Financial Group Inc.	27,700	627,959
Total Diversified Financial Services		14,422,451
Insurance — 5.8%
ACE Ltd.	29,200	1,769,520
Alleghany Corp.	804	231,954	*
Allstate Corp.	20,100	476,169
American Financial Group Inc.	23,200	720,824
Arch Capital Group Ltd.	37,800	1,235,115	*
Assurant Inc.	3,800	136,040
Chubb Corp.	66,600	3,995,334
Everest Re Group Ltd.	5,200	412,776
Fidelity National Financial Inc., Class A Shares	8,700	132,066
HCC Insurance Holdings Inc.	14,500	392,225
Loews Corp.	95,300	3,292,615
Markel Corp.	1,700	607,121	*
Progressive Corp.	142,200	2,525,472
Reinsurance Group of America Inc.	8,800	404,360
RenaissanceRe Holdings Ltd.	12,100	771,980
Torchmark Corp.	25,100	874,986
Travelers Cos. Inc.	80,200	3,908,146
Unum Group	104,200	2,184,032
Validus Holdings Ltd.	8,800	219,296
W.R. Berkley Corp.	18,400	546,296
XL Group PLC	40,000	752,000
Total Insurance		25,588,327

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	13

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 0.0%
People’s United Financial Inc.	13,300	$151,620
Total Financials		70,999,533
Health Care — 17.8%
Biotechnology — 1.5%
Amgen Inc.	78,100	4,291,595
Gilead Sciences Inc.	62,900	2,440,520	*
Total Biotechnology		6,732,115
Health Care Equipment & Supplies — 2.9%
Baxter International Inc.	45,700	2,565,598
Becton, Dickinson & Co.	19,500	1,429,740
Boston Scientific Corp.	124,400	735,204	*
Covidien PLC	40,300	1,777,230
Medtronic Inc.	79,700	2,649,228
St. Jude Medical Inc.	26,800	969,892
Stryker Corp.	13,700	645,681
Zimmer Holdings Inc.	34,300	1,835,050	*
Total Health Care Equipment & Supplies		12,607,623
Health Care Providers & Services — 4.5%
Aetna Inc.	45,200	1,643,020
AMERIGROUP Corp.	4,000	156,040	*
CIGNA Corp.	30,000	1,258,200
Coventry Health Care Inc.	15,500	446,555	*
Health Net Inc.	10,000	237,100	*
Humana Inc.	18,400	1,338,232
Laboratory Corporation of America Holdings	12,100	956,505	*
McKesson Corp.	44,100	3,206,070
Quest Diagnostics Inc.	13,300	656,488
UnitedHealth Group Inc.	125,800	5,801,896
Universal Health Services Inc., Class B Shares	3,700	125,800
WellPoint Inc.	63,800	4,164,864
Total Health Care Providers & Services		19,990,770
Pharmaceuticals — 8.9%
Abbott Laboratories	93,000	4,756,020
Bristol-Myers Squibb Co.	180,300	5,657,814
Eli Lilly & Co.	84,800	3,135,056
Endo Pharmaceuticals Holdings Inc.	12,500	349,875	*
Forest Laboratories Inc.	48,100	1,480,999	*
Johnson & Johnson	126,100	8,033,831

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	119,300	$3,902,303
Pfizer Inc.	649,100	11,476,088
Warner Chilcott PLC, Class A Shares	19,500	278,850	*
Total Pharmaceuticals		39,070,836
Total Health Care		78,401,344
Industrials — 11.6%
Aerospace & Defense — 1.7%
General Dynamics Corp.	40,400	2,298,356
L-3 Communications Holdings Inc.	8,500	526,745
Lockheed Martin Corp.	27,900	2,026,656
Northrop Grumman Corp.	31,700	1,653,472
Raytheon Co.	28,600	1,168,882
Total Aerospace & Defense		7,674,111
Building Products — 0.1%
Owens Corning Inc.	10,100	218,968	*
Commercial Services & Supplies — 0.1%
Pitney Bowes Inc.	15,500	291,400
R.R. Donnelley & Sons Co.	16,600	234,392
Total Commercial Services & Supplies		525,792
Construction & Engineering — 0.2%
KBR Inc.	12,300	290,649
Quanta Services Inc.	16,200	304,398	*
URS Corp.	6,300	186,858	*
Total Construction & Engineering		781,905
Electrical Equipment — 0.1%
Hubbell Inc., Class B Shares	4,800	237,792
Rockwell Automation Inc.	5,600	313,600
Total Electrical Equipment		551,392
Industrial Conglomerates — 7.0%
3M Co.	58,300	4,185,357
General Electric Co.	1,163,200	17,727,168
Tyco International Ltd.	37,700	1,536,275
United Technologies Corp.	102,600	7,218,936
Total Industrial Conglomerates		30,667,736
Machinery — 1.7%
AGCO Corp.	9,500	328,415	*
Cummins Inc.	15,800	1,290,228
Deere & Co.	33,700	2,176,009

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	15

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Machinery — continued
Dover Corp.	7,500	$349,500
Flowserve Corp.	6,000	444,000
Illinois Tool Works Inc.	22,800	948,480
ITT Industries Inc.	18,400	772,800
Kennametal Inc.	6,300	206,262
Parker Hannifin Corp.	13,100	827,003
Snap-on Inc.	2,300	102,120
Timken Co.	7,400	242,868
Total Machinery		7,687,685
Professional Services — 0.1%
Dun & Bradstreet Corp.	4,100	251,166
Road & Rail — 0.6%
CSX Corp.	43,700	815,879
Norfolk Southern Corp.	27,500	1,678,050
Total Road & Rail		2,493,929
Total Industrials		50,852,684
Information Technology — 12.3%
Communications Equipment — 0.8%
Cisco Systems Inc.	210,100	3,254,449
Harris Corp.	4,800	164,016
Total Communications Equipment		3,418,465
Computers & Peripherals — 0.5%
Dell Inc.	149,400	2,114,010	*
Seagate Technology PLC	21,600	222,048
Total Computers & Peripherals		2,336,058
Electronic Equipment, Instruments & Components — 0.5%
Agilent Technologies Inc.	12,100	378,125	*
Arrow Electronics Inc.	17,800	494,484	*
Avnet Inc.	23,000	599,840	*
Ingram Micro Inc., Class A Shares	20,900	337,117	*
Molex Inc.	12,900	262,773
Total Electronic Equipment, Instruments & Components		2,072,339
Internet Software & Services — 0.3%
IAC/InterActiveCorp	21,200	838,460	*
Yahoo! Inc.	43,800	576,408	*
Total Internet Software & Services		1,414,868
IT Services — 4.4%
Fidelity National Information Services Inc.	24,500	595,840
Fiserv Inc.	12,100	614,317	*

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
IT Services — continued
International Business Machines Corp.	99,400	$17,397,982
Western Union Co.	50,400	770,616
Total IT Services		19,378,755
Semiconductors & Semiconductor Equipment — 3.6%
Analog Devices Inc.	24,200	756,250
Applied Materials Inc.	106,900	1,106,415
Intel Corp.	438,300	9,348,939
KLA-Tencor Corp.	13,700	524,436
Lam Research Corp.	10,100	383,598	*
Marvell Technology Group Ltd.	23,800	345,814	*
Texas Instruments Inc.	97,800	2,606,370
Xilinx Inc.	21,600	592,704
Total Semiconductors & Semiconductor Equipment		15,664,526
Software — 2.2%
CA Inc.	81,300	1,578,033
Microsoft Corp.	323,500	8,051,915
Total Software		9,629,948
Total Information Technology		53,914,959
Materials — 2.6%
Chemicals — 1.4%
Albemarle Corp.	6,900	278,760
Ashland Inc.	6,300	278,082
Celanese Corp., Series A Shares	6,500	211,445
CF Industries Holdings Inc.	3,000	370,170
E.I. du Pont de Nemours & Co.	63,000	2,518,110
Eastman Chemical Co.	6,300	431,739
LyondellBasell Industries NV, Class A Shares	23,400	571,662
PPG Industries Inc.	12,700	897,382
RPM International Inc.	14,100	263,670
Valspar Corp.	9,700	302,737
Westlake Chemical Corp.	2,700	92,556
Total Chemicals		6,216,313
Containers & Packaging — 0.4%
Ball Corp.	30,000	930,600
Crown Holdings Inc.	15,500	474,455	*
Sonoco Products Co.	9,700	273,831
Total Containers & Packaging		1,678,886

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	17

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Metals & Mining — 0.4%
Newmont Mining Corp.	16,900	$1,063,010
Nucor Corp.	12,800	404,992
Reliance Steel & Aluminum Co.	7,600	258,476
Total Metals & Mining		1,726,478
Paper & Forest Products — 0.4%
Domtar Corp.	4,000	272,680
International Paper Co.	35,400	823,050
MeadWestvaco Corp.	26,000	638,560
Total Paper & Forest Products		1,734,290
Total Materials		11,355,967
Telecommunication Services — 3.9%
Diversified Telecommunication Services — 3.9%
AT&T Inc.	601,900	17,166,188
Utilities — 4.4%
Electric Utilities — 2.3%
American Electric Power Co. Inc.	36,200	1,376,324
Duke Energy Corp.	123,900	2,476,761
Edison International	45,400	1,736,550
Entergy Corp.	6,900	457,401
Exelon Corp.	22,200	945,942
NextEra Energy Inc.	29,700	1,604,394
NV Energy Inc.	35,200	517,792
Pepco Holdings Inc.	17,800	336,776
Pinnacle West Capital Corp.	4,300	184,642
Westar Energy Inc.	12,100	319,682
Total Electric Utilities		9,956,264
Gas Utilities — 0.2%
Atmos Energy Corp.	9,700	314,765
Energen Corp.	10,200	417,078
UGI Corp.	8,700	228,549
Total Gas Utilities		960,392
Independent Power Producers & Energy Traders — 0.3%
AES Corp.	62,500	610,000	*
Calpine Corp.	36,000	506,880	*
NRG Energy Inc.	19,200	407,232	*
Total Independent Power Producers & Energy Traders		1,524,112
Multi-Utilities — 1.5%
Alliant Energy Corp.	10,200	394,536
Ameren Corp.	18,400	547,768

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Multi-Utilities — continued
DTE Energy Co.	22,100	$1,083,342
Integrys Energy Group Inc.	7,600	369,512
MDU Resources Group Inc.	15,200	291,688
NiSource Inc.	22,400	478,912
OGE Energy Corp.	10,500	501,795
Public Service Enterprise Group Inc.	19,800	660,726
SCANA Corp.	9,900	400,455
Sempra Energy	18,100	932,150
TECO Energy Inc.	21,600	370,008
Wisconsin Energy Corp.	18,800	588,252
Total Multi-Utilities		6,619,144
Water Utilities — 0.1%
American Water Works Co. Inc.	14,100	425,538
Total Utilities		19,485,450
Total Investments — 98.9% (Cost — $458,185,700#)		434,970,593
Other Assets in Excess of Liabilities — 1.1%		4,999,075
Total Net Assets — 100.0%		$439,969,668

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $458,391,365.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	19

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $458,185,700)	$434,970,593
Cash	5,220,489
Receivable for securities sold	13,498,829
Dividends receivable	592,769
Receivable for Fund shares sold	164,844
Prepaid expenses	11,647
Total Assets	454,459,171

Liabilities:
Payable for securities purchased	13,997,373
Investment management fee payable	255,631
Payable for offering and organization costs	122,779
Payable for Fund shares repurchased	68,991
Service and/or distribution fees payable	100
Accrued expenses	44,629
Total Liabilities	14,489,503
Total Net Assets	$439,969,668

Net Assets:
Par value (Note 7)	$348
Paid-in capital in excess of par value	454,717,414
Undistributed net investment income	2,712,275
Accumulated net realized gain on investments	5,754,738
Net unrealized depreciation on investments	(23,215,107)
Total Net Assets	$439,969,668

Shares Outstanding:
Class A	12,312
Class C	5,690
Class I	5,136
Class IS	34,747,143

Net Asset Value:
Class A (and redemption price)	$12.65
Class C*	$12.56
Class I (and redemption price)	$12.65
Class IS (and redemption price)	$12.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.42

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Dividends	$4,872,926
Interest	2,655
Total Investment Income	4,875,581

Expenses:
Investment management fee (Note 2)	1,502,412
Offering costs	141,856
Legal fees	42,844
Audit and tax	38,029
Shareholder reports	33,710
Trustees’ fees	30,297
Fund accounting fees	21,041
Fees recaptured by investment manager (Note 2)	17,285
Registration fees	17,029
Custody fees	9,123
Transfer agent fees (Note 5)	5,994
Service and/or distribution fees (Notes 2 and 5)	1,406
Insurance	667
Miscellaneous expenses	15,638
Total Expenses	1,877,331
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(172,637)
Net Expenses	1,704,694
Net Investment Income	3,170,887

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	5,792,002
Change in Net Unrealized Appreciation (Depreciation) from Investments	(27,840,355)
Net Loss on Investments	(22,048,353)
Decrease in Net Assets from Operations	$(18,877,466)

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	21

Statements of changes in net assets

For the Year Ended September 30,	2011	2010†

Operations:
Net investment income	$3,170,887	$179,646
Net realized gain	5,792,002	205,714
Change in net unrealized appreciation (depreciation)	(27,840,355)	4,625,248
Increase (Decrease) in Net Assets From Operations	(18,877,466)	5,010,608

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(800,010)	—
Net realized gains	(242,978)	—
Decrease in Net Assets From Distributions to Shareholders	(1,042,988)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	377,991,589	118,106,886
Reinvestment of distributions	1,041,713	—
Cost of shares repurchased	(41,520,992)	(739,682)
Increase in Net Assets From Fund Share Transactions	337,512,310	117,367,204
Increase in Net Assets	317,591,856	122,377,812

Net Assets:
Beginning of year	122,377,812	—
End of year*	$439,969,668	$122,377,812
* Includes undistributed net investment income of:	$2,712,275	$199,295

†	For the period September 7, 2010 (inception date) to September 30, 2010.

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.52	$12.00

Income from operations:
Net investment income	0.15	0.02
Net realized and unrealized gain	0.02	0.50
Total income from operations	0.17	0.52

Less distributions from:
Net investment income	(0.02)	—
Net realized gains	(0.02)	—
Total distributions	(0.04)	—

Net asset value, end of year	$12.65	$12.52
Total return[3]	1.35%	4.33%

Net assets, end of year (000s)	$156	$104

Ratios to average net assets:
Gross expenses	1.43%	2.19%[4]
Net expenses[5,6]	1.30	1.27 [4]
Net investment income	1.10	1.98 [4]

Portfolio turnover rate	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.52	$12.00

Income from operations:
Net investment income	0.05	0.01
Net realized and unrealized gain	0.01	0.51
Total income from operations	0.06	0.52

Less distributions from:
Net realized gains	(0.02)	—
Total distributions	(0.02)	—

Net asset value, end of year	$12.56	$12.52
Total return[3]	0.50%	4.33%

Net assets, end of year (000s)	$71	$104

Ratios to average net assets:
Gross expenses	2.18%	2.94%[4]
Net expenses[5,6]	2.05	2.02 [4]
Net investment income	0.33	1.23 [4]

Portfolio turnover rate	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.53	$12.00

Income from operations:
Net investment income	0.20	0.02
Net realized and unrealized gain	0.00 *	0.51
Total income from operations	0.20	0.53

Less distributions from:
Net investment income	(0.06)	—
Net realized gains	(0.02)	—
Total distributions	(0.08)	—

Net asset value, end of year	$12.65	$12.53
Total return[3]	1.62%	4.42%

Net assets, end of year (000s)	$65	$105

Ratios to average net assets:
Gross expenses	1.18%	1.94%[4]
Net expenses[5,6]	0.95	0.92 [4]
Net investment income	1.43	2.33 [4]

Portfolio turnover rate	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.53	$12.00

Income from operations:
Net investment income	0.22	0.02
Net realized and unrealized gain	0.00 *	0.51
Total income from operations	0.22	0.53

Less distributions from:
Net investment income	(0.08)	—
Net realized gains	(0.02)	—
Total distributions	(0.10)	—

Net asset value, end of year	$12.65	$12.53
Total return[3]	1.72%	4.42%

Net assets, end of year (000s)	$439,678	$122,063

Ratios to average net assets:
Gross expenses	0.94%	1.70%[4]
Net expenses[5,6]	0.85	0.82 [4]
Net investment income	1.58	2.40 [4]

Portfolio turnover rate	59%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 7, 2010 (inception date) to September 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

*	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	27

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$434,970,593	—	—	$434,970,593

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

28	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had the following reclassifications.

	Undistributed Net Investment Income	Paid-in Capital
(a)	$142,103	$(142,103)

(a)	Reclassifications are primarily due to non-deductible organizational costs and non-deductible 12b-1 fees.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s investment adviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	29

Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, C, I and IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $172,637.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at September 30, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 30, 2013	$18	$0	$44	$48,289
Expires September 30, 2014	170	143	231	172,093
Fee waivers/expense reimbursements subject to recapture	$188	$143	$275	$220,382

For the year ended September 30, 2011, LMPFA recaptured $41, $11, $22 and $17,211 for class A, C, I and IS, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

30	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended September 30, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

Class C
CDSCs	0	*

*	Amount represents less than $1,000

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2011, Legg Mason and its affiliates owned 99.98% of the Fund.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$455,599,125
Sales	119,578,959

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,777,597
Gross unrealized depreciation	(28,198,369)
Net unrealized depreciation	$(23,420,772)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	31

For the year ended September 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$326	$267
Class C	1,080	233
Class I	—	202
Class IS	—	5,292
Total	$1,406	$5,994

For the year ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$170
Class C	143
Class I	231
Class IS	172,093
Total	$172,637

6. Distributions to shareholders by class

	Year Ended September 30, 2011	Year Ended September 30, 2010†
Net Investment Income:
Class A	$141	—
Class C	—	—
Class I	537	—
Class IS	799,332	—
Total	$800,010	—

Net Realized Gains
Class A	$199	—
Class C	199	—
Class I	199	—
Class IS	242,381	—
Total	$242,978	—

†	For the period September 7, 2010 (inception date) to September 30, 2010.

7. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

32	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2011		Period Ended September 30, 2010†
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,339	$102,857	8,333	$100,000
Shares repurchased	(3,360)	(50,000)	—	—
Net increase	3,979	$52,857	8,333	$100,000

Class C
Shares sold	1,415	$20,091	8,333	$100,000
Shares repurchased	(4,058)	(58,624)	—	—
Net increase (decrease)	(2,643)	$(38,533)	8,333	$100,000

Class I
Shares sold	165	$2,441	8,333	$100,000
Shares repurchased	(3,362)	(50,000)	—	—
Net increase (decrease)	(3,197)	$(47,559)	8,333	$100,000

Class IS
Shares sold	27,854,129	$377,866,200	9,802,467	$117,806,886
Shares issued on reinvestment	77,215	1,041,713	—	—
Shares repurchased	(2,927,290)	(41,362,368)	(59,378)	(739,682)
Net increase	25,004,054	$337,545,545	9,743,089	$117,067,204

†	For the period September 7, 2010 (inception date) to September 30, 2010.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2011 was as follows:

2011
Distributions Paid From:
Ordinary income	$1,042,988

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$8,368,941
Undistributed long-term capital gains — net	339,951
Total undistributed earnings	$8,708,892
Other book/tax temporary differences(a)	(36,214)
Unrealized appreciation (depreciation)(b)	(23,420,772)
Total accumulated earnings (losses) — net	$(14,748,094)

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report	33

9. Line of credit

Effective March 3, 2011, the Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended September 30, 2011.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

34	Legg Mason BW Diversified Large Cap Value Fund 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2011

Legg Mason BW Diversified Large Cap Value Fund	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

36	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

Legg Mason BW Diversified Large Cap Value Fund	37

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

38	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Other directorships held by Trustee during past five years	None

Legg Mason BW Diversified Large Cap Value Fund	39

Executive Officers
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason BW Diversified Large Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason BW Diversified Large Cap Value Fund	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2011:

Record date:	12/8/2010	12/28/2010
Payable date:	12/9/2010	12/29/2010
Ordinary income:
Qualified dividend income for individuals	54.90%	84.99%
Dividends qualifying for the dividends
received deduction for corporations	47.26%	82.44%

Please retain this information for your records.

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data

Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/11 SR11-1518

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $83,244 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $3,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $10,800 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
President
Legg Mason Global Asset Management Trust

Date: November 28, 2011

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Global Asset Management Trust

Date: November 28, 2011